PHOENIX SERIES FUND
                      Supplement dated January 2, 1996 to
                         Prospectus dated March 1, 1995

The Portfolio Managers

The following replaces the paragraph under "Growth Series" on page 26:

     Mr. William J. Newman serves as Portfolio Manager of the Growth Series and as such is primarily responsible for the day to day management of the Series. Mr. Newman joined Phoenix Home Life in March 1995 as Chief Investment Strategist and Managing Director for Phoenix Investments. Mr. Newman is also Executive Vice President of PIC. Mr. Newman was Chief Investment Strategist for Kidder Peabody from May, 1993 to December, 1994. He was managing Director at Bankers Trust from March, 1991 to May, 1993 and Managing Director at MacKay Shields from June, 1988 to November, 1990.

The following replaces the paragraph under "Balanced Series" on page 26:

     Mr. C. Edwin Riley, Jr. serves as portfolio manager of the Balanced Series and as such is primarily responsible for the day-to-day management of the Series' investments. Mr. Riley is also portfolio manager of the Phoenix Total Return Fund and of the Total Return Series of The Phoenix Edge Series Fund. From 1988 to 1995, Mr. Riley served as Senior Vice President, Director of Equity Management for Nationsbank Investment Management.

How to Buy Shares

The following should be inserted following the first full paragraph under the heading "How to Buy Shares" on page 29:

     Completed applications for the purchase of shares should be mailed to the Phoenix Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston MA 02266-8301.


Initial Sales Charge Alternative - Class A Shares

The following replaces the second footnote on page 31:

     ** In connection with Class A Share purchases by accounts held in the name of qualified benefit plans with at least 100 eligible employees, Equity Planning may pay broker/dealers, from its own resources, an amount equal to 1% on the first $3 million of purchases, 0.50% on the next $3 million, plus 0.25% on the amount in excess of $6 million.

The following replaces the chart at the bottom of page 31 and applies to purchases excluding purchases by qualified employee benefit plans as described above:

        Purchase Amount               Payment to Broker-Dealer
        ----------------              ------------------------
        $1,000,000 to $3,000,000              1%
        $3,000,001 to $6,000,000              0.50 of 1%
        $6,000,001 or more                    0.25 of 1%


How to Obtain Reduced Sales Charges On Class A Shares

The following should be substituted in the first paragraph under "Qualified Purchasers" on page 31:

     In (9) the words "100 eligible employees" are substituted for the words "200 participant employees."

PDP 393 F I-96